Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.3181%


        Excess Protection Level
          3 Month Average   5.63%
            January, 1999   5.59%
            December, 1998   5.69%
            November, 1998   5.60%


        Cash Yield                                  18.21%


        Investor Charge Offs                         4.95%


        Base Rate                                    7.67%


        Over 35 Day Delinquency                      5.29%


        Seller's Interest                            8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $40,086,865,639.98


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,284,946,121.49